Exhibit 99.2
USCB FINANCIAL HOLDINGS EARNINGS PRESENTATION
FIRST QUARTER 2026 NASDAQ: USCB

FORWARD-LOOKING STATEMENTS This presentation
may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the
Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”
“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”
“expect,” “aim,” “plan,” “estimate,” “continue,” “seek,” and
“intend,” the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future
financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and potential future additional balance sheet restructuring. All numbers included in this presentation are unaudited unless otherwise noted. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements.
Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the
strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses and deferred tax asset valuation allowance; the efficiency and effectiveness
of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate;
adverse changes or conditions in the capital and financial markets, including actual or potential stresses in the banking industry;
deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes, including the enactment
of the One Big Beautiful Bill, in accounting principles, policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”) standard;
the lack of a significantly diversified loan portfolio and our concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in
loans secured by real estate, in particular, commercial real estate;
the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions;
inflation, interest rate, unemployment rate, and market and monetary fluctuations; the effects of potential new or increased tariffs, retaliatory tariffs and trade restrictions; the impact of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or fourth-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission
(“SEC”). All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore,
you are cautioned not to place undue reliance on any forward-looking statements.
Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update
or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made
or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports USCB Financial
Holdings, Inc. has filed or will file with the SEC. Non-GAAP
Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain
operating performance measures. Management has included
these non-GAAP financial measures because it believes these measures may provide useful supplemental information for evaluating the
Company’s expectations and underlying performance trends.
Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance
measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and
are not necessarily comparable to non-GAAP measures
that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP
measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. 2

CAPITAL/ CREDIT PROFITABILITY GROWTH On April
20, 2026, the Company’s Board of Directors declared a quarterly cash dividend of $0.125 per share on the Company’s Class A common stock. The dividend will be payable on June 5, 2026, to shareholders of record as of the close of business on May 15, 2026. Total risk
-based capital was $14.09%(2) as of March 31, 2026. As of
March 31, 2026, non-performing loans totaled $3.6 million or 0.16%
of total loans compared to $4.2 million or 0.20% as of March
31, 2025. ACL coverage ratio was 1.16% of total loans at March
31, 2026, and 1.22% at March 31, 2025. Average deposits
increased by $211.9 million or 9.6% compared to the first quarter
2025. Average loans increased $190.9 million or 9.6% compared to the first quarter 2025. Tangible book value per common share(1)
at March 31, 2026, increased $1.00 or 8.9% to $12.23, compared to
$11.23 at March 31, 2025. TBV per share at March 31, 2026, included an AOCI impact of ($1.72) and at March 31, 2025 ($2.05). Q1
2026 HIGHLIGHTS Non-GAAP financial measure. See reconciliation in this presentation. Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject to regulatory
capital requirements. Net income was $9.4 million or $0.51
per diluted share. Excluding a $619 thousand income tax benefit due to an adjustment to the DTA calculation of 2025, operating diluted EPS(1) was $0.47. ROAA was 1.34% for the first
quarter 2026 compared to 1.19% for the first quarter 2025. Operating
ROAA(1) was 1.25% compared to 1.19% for the first quarter
2025. ROAE was 17.07% for the first quarter 2026 compared to 14.15%
for the first quarter 2025. Operating ROAE(1) was 15.92% compar ed to 14.19% for the first quarter 2025. 3

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans
(1) In millions $765 $2,241 2017 2018 2019 2020 2021 2022
2023 2024 2025 Q1 2026 Deposits In millions $820 $2,494 2017 2018
2019 2020 2021 2022 2023 2024 2025 Q1 2026 Total Stockholders’
Equity In millions $114 $223 2017 2018 2019 2020 2021 2022 2023
2024 2025 Q1 2026 ACL/Total Loans (2) 1.33% 1.16%
2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Net charge
-offs (recoveries) In thousands ($21,872) ($4) 2017 2018 2019
2020 2021 2022 2023 2024 2025 Q1 2026 Nonperforming Assets/Total
Assets 0.17% 0.13% 2017 2018 2019 2020 2021 2022 2023
2024 2025 Q1 2026
Net Interest Income
In millions $31 $84 2017 2018 2019 2020 2021 2022 2023 2024
2025 Q1 2026 Efficiency ratio 86.65% 523.40% 2017 2018 2019
2020 2021 2022 2023 2024 2025 Q1 2026 PTPP ROAA (3) 0.52% 1.79%
2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 (1) Loan
amounts include deferred fees/costs. (2) ACL was calculated
under the CECL standard methodology for all periods beginning
January 1, 2023, and the incurred loss methodology for all periods before. (3) Non-GAAP financial measure. See reconciliation
in this presentation. 4

FINANCIAL RESULTS

In thousands (except per share data)

		Q1 2026	Q4 2025	Q1 2025
Balance Sheet (EOP)	Total Securities	$427,091	$461,431	$436,929
	Total Loans [(1)]	$2,241,051	$2,189,257	$2,036,212
	Total Assets	$2,845,735	$2,791,540	$2,677,382
	Total Deposits	$2,493,580	$2,345,080	$2,309,569
	Total Equity [(2)]	$223,246	$217,183	$225,088
Income Statement	Net Interest Income	$22,048	$22,207	$19,115
	Non-Interest Income	$4,150	($4,178)	$3,716
	Total Revenue [(3)]	$26,198	$18,029	$22,831
	Provision for Credit Losses	$801	$480	$681
	Non-Interest Expense	$13,711	$14,275	$12,052
	Income Before Income Taxes	$11,686	$3,274	$10,098
	Income Tax Expense	$2,335	1,911	$2,440
	Net Income	$9,351	$1,363	$7,658
	Diluted Earnings Per Share (EPS)	$0.51	$0.07	$0.38
	Operating Diluted Earnings Per Share [(4)]	$0.47	$0.44	$0.38
	Weighted Average Diluted Shares	18,454,006	18,348,725	20,319,535

[(1)] Loan amounts include deferred fees/costs.
[(2)] Total Equity includes accumulated other comprehensive loss of $31.3 million for Q1 2026, $30.3 million for Q4 2025, and $41.1 million for Q1 2025. Total equity decreased between periods mainly due to the repurchase of 2.0 million shares of Class A common stock conducted in September 2025.
[(3)] Equals net interest income plus non-interest income.
[(4)] Non-GAAP financial measures. See reconciliation in this presentation.

5

KEY PERFORMANCE INDICATORS

In thousands (except for TBV/share and ratios)

		Q1 2026	Q4 2025	Q1 2025
GROWTH	Total Assets (EOP)	$2,845,735	$2,791,540	$2,677,382
	Total Loans (EOP) [(1)]	$2,241,051	$2,189,257	$2,036,212
	Total Deposits (EOP)	$2,493,580	$2,345,080	$2,309,569
	Tangible Book Value/Share [(2)(3)(4)]	$12.23	$11.97	$11.23
PROFITABILITY	Operating Return On Average Assets [(2)(5)]	1.25%	1.14%	1.19%
	Operating Return On Average Equity [(2)(5)]	15.92%	15.05%	14.15%
	Net Interest Margin [(5)]	3.27%	3.27%	3.10%
	Operating Efficiency Ratio [(2)(5)]	52.36%	52.92%	52.79%
	Non-Interest Expense/Avg. Assets [(5)]	1.96%	2.02%	1.88%
CAPITAL/ CREDIT	Tangible Common Equity/Tangible Assets [(2)(4)]	7.84%	7.78%	8.41%
	Total Risk-Based Capital [(6)]	14.09%	13.91%	13.72%
	NCO/Avg Loans [(5)]	0.00%	0.00%	0.00%
	NPA/Assets	0.13%	0.11%	0.16%
	Allowance for Credit Losses/Loans	1.16%	1.16%	1.22%

(1) Loan amounts include deferred fees/costs.
(2) Non-GAAP financial measures. See reconciliation in this presentation.
(3) AOCI effect on tangible book value per share was ($1.72) for Q1 2026, ($1.67) for Q4 2025 and ($2.05) for Q1 2025.
(4) TBV/share and TCE/TA were affected by a decrease in total stockholders' equity due to the repurchase of 2.0 million shares of Class A common stock conducted in September 2025.
(5) Annualized.
(6) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject to regulatory capital requirements.

6

DEPOSIT PORTFOLIO Deposits AVG In millions $2,215
$2,291 $2,457 $2,453 $2,427 $563 $580 $570 $569 $585 $1,652
$1,711 $1,887 $1,857 $1,842 Q1 2025 Q2 2025 Q3 2025 Q4 2025
Q1 2026 Interest-bearing deposits Non-interest-bearing demand deposit Deposit EOP In millions $2,310 $2,336 $2,456 $2,345
$2,494 $447 $462 $520 $528 $552 $1,208 $1,248 $1,292 $1,186
$1,294 $50 $41 $60 $47 $57 $605 $585 $584 $584 $621 Q1 2025 Q2
2025 Q3 2025 Q4 2025 Q1 2026 Non-interest-bearing demand
deposits Interest-bearing checking deposits Saving and money market deposits Time deposits Commentary Average
deposits totaled $2.4 billion,
reflecting a slight decrease from the prior quarter and an increase of $211.9 million compared to the first quarter of 2025. EOP total deposits increased $148.5 million compared to the prior quarter and $184.0 million or 8.0% compared to the first quarter of 2025. Deposit cost improved to 2.20%, decreasing 8 bps quarter-over-quarter and 29 bps year-over-year. in this slide the Deposits AVG totals must be updated manually Same goes for the red bps math Deposit
Cost Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Interest-Bearing
Deposit Cost 3.34% 3.29% 3.29% 3.02% 2.89% Total
Deposits (1) 2.49% 2.46% 2.53% 2.28% 2.20% (1) Reflects effects of non-interest-bearing deposits. 7

LOAN PORTFOLIO Total Loans (AVG) In millions
6.17% 6.23% 6.21% 6.16% 6.11% $1,987 $2,057 $2,099 $2,131
$2,178 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Loans Loan Yields
Total Gross Loans (EOP) (1) In millions $2,029 $2,106 $2,125
$2,183 $2,234 $219 $218 $208 $207 $208 $103 $110 $105
$128 $128 $256 $264 $269 $296 $291 $301 $307 $317 $308 $347
$1,150 $1,207 $1,226 $1,245 $1,260 Q1 2025 Q2 2025 Q3 2025 Q4
2025 Q1 2026 Commercial real estate Residential rea Commercial and industrial Correspondent banks Consumer and other Commentary
Average loans increased $46.8 million or 8.91% annualized
compared to prior quarter and $190.9 million or 9.6% compared to first quarter 2025. Loan yield declined slightly to 6.11% in
Q1 2026, driven by the interest rate market environment and the effects of loan repricing. (1) Excludes deferred fees/cost. 8

LOAN PRODUCTION In millions, except for ratios 6.67% 7.12% 6.43%
5.93% 5.87% $182 $119 $187 $110 $132 $113 $196 $137
$188 $136 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Loan
Production/Line change Loan Amortization/payoffs New loans weighted average coupon Net Loan Production Trend Loan Composition
Trend EOP (1) In millions,
except for ratios $948 $2,234 28% 16% 63% 56% 9% 28% Jun-20
Mar-26 Residential real estate Commercial real estate Real Estate
Loans Commentary Gross loan production totaled $188.0 million during the first quarter of 2026, with March closings accounting for $113.5 million or 60.4%, of total quarterly production. Additionally,
$56.6 million, or 30.1% of quarterly loan closings, consisted of correspondent banking loans, which carried a new‑loan
yield of 5.13%. Excluding correspondent banking loan production, the weighted‑average yield on new loans originated during the quarter was 6.20%. Embedded prepayment penalties help protect yield and earnings in the event of early loan prepayments. (1) Excludes deferred fees/cost. 9

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands
(except ratios) 3.10% 3.28% 3.14% 3.27% 3.27% $19,115 $21,034
$21,274 $22,207 $22,048 Q1 2025 Q2 2025 Q3 2025 Q4 2025
Q1 2026 Net Interest Income NIM Interest-Earning Assets
Mix (AVG) 3% 2% 4% 3% 4% 17% 18% 18% 18% 17%
80% 80% 78% 79% 79% Q1 2025 Q2 2025 Q3 2025 Q4 2025
Q1 2026 Total Loans Investment Securities Cash Balances
& Equivalents Commentary Q1 2026 net interest income and margin were impacted by the following factors: Net interest income
was slightly lower during the quarter compared to previous quarter, partially impacted by day-count. Loan payoffs occurred earlier in the quarter. 60.4% of new loan production occurred in March 2026, limiting the full-quarter earning impact. Interest Rates and Yields
Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Loans 6.17% 6.23%
6.21% 6.16% 6.11% Investment securities 2.81% 3.06% 3.03%
3.01% 3.05% Interest-earning assets 5.51% 5.64% 5.56% 5.54%
5.49% Deposits (2) 2.49% 2.46% 2.53% 2.28% 2.20% Interest
-bearing liabilities 3.37% 3.32% 3.34% 3.14% 3.05% (1) Annualized.
(2) Reflects effects of non-interest-bearing deposits. 10

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.22% 1.18% 1.17% 1.16% 1.16% $24,740 $24,933 $24,964 $25,500
$26,102 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Allowance
for credit losses Non-performing Loans In thousands (except ratios)
0.20% 0.06% 0.06% 0.14% 0.16% $4,156 $1,366 $1,310 $3,138 $3,640
Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Non-accrual
loans Non-performing loans to total loans Commentary Allowance for credit losses increased $602 thousand compared to prior quarter and $1.4 million compared to first quarter 2025. ACL coverage ratio was 1.16% as of March 31, 2026. Non‑performing loans increased by $0.5 million from the prior quarter to $3.6 million. The non‑performing loans‑to‑total loans ratio was 0.16% as of March 31, 2026. Classified
Loans (1) to Total Loans 0.44% 0.27% 0.22% 0.29%
0.30% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 (1) Loans
classified as substandard at period end. No loans classified doubtful at any of the dates presented. 11

NON-INTEREST INCOME In thousands (except ratios) Q1 2026 Q4
2025 Q3 2025 Q2 2025 Q1 2025 Total service fees
$3,100 $2,209 $2,661 $ 2,402 $2,331 Wire fees $623 $656 $647 $604
$570 Swap fees $1,554 $449 $790 $428 $93 Other $923 $1,104
$1,224 $1,370 $1,668 Gain (loss) on sale of securities available for sale $14 ($7,498) ($28) - - Gain on sale of loans held for sale $106 $197 $128 $151 $525 Other income $930 $914 $923 $817
$860 Total non-interest income $4,150 ($4,178) $3,684
$3,370 $3,716 Average total assets $2,834,717 $2,799,863 $2,798,115
$2,677,198 $2,606,593 Non-interest income/Average assets (1)
0.59% (0.59%) 0.52% 0.50% 0.58% Commentary Non-interest
income increased in the first quarter of 2026, primarily driven by
$1.6 million of swap fee income. Non-interest income was 15.8%
of total revenue for first quarter 2026. (1) Annualized. 12

NON-INTEREST EXPENSE In thousands (except ratios) Q1 2026 Q4
2025 Q3 2025 Q2 2025 Q1 2025 Salaries and employee benefits
$8,570 $8,668 $7,909 $7,954 $7,636 Occupancy 1,316 1,327 1,382
1,337 1,284 Regulatory assessments and fees 484 443 377
396 421 Consulting and legal fees 561 900 585 263 193 Network and information technology services 560 599 656 564 505 Other operating expense 2,220 2,338 2,139 2,120 2,013 Total non-interest
expense $13,711 $14,275 $13,048 $12,634 $12,052 Operating
efficiency ratio (1) 52.36% 55.92% 52.22% 51.77% 52.79% Non
-interest expense/Average assets (2) 1.96% 2.02% 1.85% 1.89%
1.88% Full-time equivalent employees 211 204 206 203 201
Commentary Total non-interest expense decreased
by $564 thousand compared to prior quarter. The decrease
was primarily driven by the absence of one-time expenses incurred in the fourth quarter related to incentive compensation, bonuses, and legal fees associated with the universal shelf offering and share repurchase transaction. The efficiency ratio for the first quarter of 2026 remained consistent with prior quarters when excluding the securities loss trade transaction in the fourth quarter of 2025. (1) Non-GAAP financial measures. See reconciliation in this presentation. (2) Annualized.
13

CAPITAL Capital Ratios (1) Q3 2025 Q1 2025 Well-
Capitalized Leverage Ratio TCE/TA (2) Tier 1 Risk-Based
Capital Total Risk-Based Capital AOCI In Millions 8.46%
7.78% 10.92% 13.91% ($30.3) 9.61% 8.41% 12.48% 13.72% ($41.1)
5.00% NA 8.00% 10.00% Q4 2025 Commentary On April 20, 2026, the
Company’s Board of Directors declared a quarterly cash
dividend of $0.125 per share on the Company’s Class A common stock.
The dividend will be payable on June 5, 2026, to shareholders of record as of the close of business on May 15, 2026. Q1 2026 EOP common stock shares outstanding: 18,257,400. AOCI was ($31.3)
million or ($1.72) per share as of March 31, 2026. 8.61% 7.84% 11.09%
14.09% ($31.3) Q1 2026 (1) Reflects the Company's regulatory capital ratios which are provided for informational purposes only;
as a small bank holding company, the Company is not subject
to regulatory capital requirements.
(2) Non-GAAP financial measures. See reconciliation in this
presentation. 14

USCB FINANCIAL HOLDINGS TAKEAWAYS
1. Leading franchise located in one of the most attractive banking markets in U.S. 2. Scarcity value in the Miami MSA 3. Robust capital position with regulatory ratios well in excess of “well capitalized”
threshold 4. Low risk, commercially oriented loan portfolio 5. Demonstrated profitability profile since 2015 recap further improved by current management team 6. Strong asset quality – minimal charge
-offs experienced since 2015 recap 7. Attractive deposit base driven by steady growth in specialized verticals 8. Balanced liquidity profile with a 90% loan/deposit ratio (EOP) 15

APPENDIX – NON-GAAP RECONCILIATION

In thousands (except ratios)

		As of or For the Three Months Ended				
		3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Pre-tax pre-provision ("PTPP") income:	(1)					
Net income		$ 9,351	$ 1,363	$ 8,939	$ 8,140	$ 7,658
Plus: Income tax expense		2,335	1,911	2,866	2,599	2,440
Plus: Provision for credit losses		801	480	105	1,031	681
PTPP income		$ 12,487	$ 3,754	$ 11,910	$ 11,770	$ 10,779
PTPP return on average assets:	(1)					
PTPP income		$ 12,487	$ 3,754	$ 11,910	$ 11,770	$ 10,779
Average assets		$ 2,834,717	$ 2,799,863	$ 2,798,115	$ 2,677,198	$ 2,606,593
PTPP return on average assets	(2)	1.79%	0.53%	1.69%	1.76%	1.68%
Operating net income:	(1)					
Net income		$ 9,351	$ 1,363	$ 8,939	$ 8,140	$ 7,658
Less: Net gains (losses) on sale of securities		14	(7,498)	(28)	-	-
Less: Tax effect on sale of securities		(4)	1,900	7	-	-
Plus: Tax (benefit) liability expense from prior periods		(619) [3]	1,096 [4]	-	-	-
Operating net income		$ 8,722	$ 8,057	$ 8,960	$ 8,140	$ 7,658
Operating return on average assets:	(1)					
Operating net income		$ 8,722	$ 8,057	$ 8,960	$ 8,140	$ 7,658
Average assets		$ 2,834,717	$ 2,799,863	$ 2,798,115	$ 2,677,198	$ 2,606,593
Operating net income return on average assets	(2)	1.25%	1.14%	1.27%	1.22%	1.19%
Operating return on average equity:	(1)					
Operating net income		$ 8,722	$ 8,057	$ 8,960	$ 8,140	$ 7,658
Average equity		$ 222,226	$ 212,393	$ 225,316	$ 228,492	$ 219,505
Operating net income return on average equity	(2)	15.92%	15.05%	15.78%	14.29%	14.15%
Operating revenue:	(1)					
Net interest income		$ 22,048	$ 22,207	$ 21,274	$ 21,034	$ 19,115
Non-interest income		4,150	(4,178)	3,684	3,370	3,716
Less: Net gains (losses) on sale of securities		14	(7,498)	(28)	-	-
Operating revenue		$ 26,184	$ 25,527	$ 24,986	$ 24,404	$ 22,831
Operating efficiency ratio:	(1)					
Total non-interest expense		$ 13,711	$ 14,275	$ 13,048	$ 12,634	$ 12,052
Operating revenue		$ 26,184	$ 25,527	$ 24,986	$ 24,404	$ 22,831
Operating efficiency ratio		52.36%	55.92%	52.22%	51.77%	52.79%

(1) The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the Company.

(2) Annualized.

(3) The Company recognized a $619 thousand income tax benefit in first quarter of 2026 due to an adjustment to the deferred tax asset calculation from 2025.

(4) State tax liability expenses for 2024 and for the first three quarters of 2025 were recognized during the fourth quarter of 2025. The state tax expense is related to taxes due on interest income on loans whose collateral are located outside of the State of Florida.

16

APPENDIX – NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

		As of or For the Three Months Ended				
		3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Tangible book value per common share (at period-end):	(1)(4)					
Total stockholders' equity		$ 223,246	$ 217,183	$ 209,095	$ 231,583	$ 225,088
Less: Intangible assets		-	-	-	-	-
Tangible stockholders' equity		$ 223,246	$ 217,183	$ 209,095	$ 231,583	$ 225,088
Total shares issued and outstanding (at period-end):						
Total common shares issued and outstanding		18,257,400	18,137,885	18,107,385	20,078,385	20,048,385
Tangible book value per common share	(2)	$ 12.23	$ 11.97	$ 11.55	$ 11.53	$ 11.23
Operating diluted net income per common share:	(1)					
Operating net income		$ 8,722	$ 8,057	$ 8,960	$ 8,140	$ 7,658
Total weighted average diluted shares of common stock		18,454,006	18,348,725	19,755,820	20,295,794	20,319,535
Operating diluted net income per common share:		$ 0.47	$ 0.44	$ 0.45	$ 0.40	$ 0.38
Tangible Common Equity/Tangible Assets	(1)(4)					
Tangible stockholders' equity		$ 223,246	$ 217,183	$ 209,095	$ 231,583	$ 225,088
Tangible total assets	(3)	$ 2,845,735	$ 2,791,540	$ 2,767,945	$ 2,719,474	$ 2,677,382
Tangible Common Equity/Tangible Assets		7.84%	7.78%	7.55%	8.52%	8.41%

(1) The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the Company.

(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.

(3) Since the Company has no intangible assets, tangible stockholders' equity and tangible total assets are the same amounts as stockholders' equity and total assets, respectively, as calculated under GAAP.

(4) The decrease in total stockholders' equity was driven primarily by the repurchase of 2.0 million shares of Class A common stock conducted in September 2025.

17

APPENDIX - BUSINESS VERTICALS in this slide the % of
loan comp must be updated manually Private Client Group (1) $330MM
Deposits Association Banking $160MM Deposits / $126MM
Loans Deposit aggregating focus/strategy. Tailored products
& services for professionals, professional firms, business
owners, and affluent individuals and their families. PCG also provides concierge-level banking service for the legal and healthcare sectors delivering financial solutions designed specifically for these professionals. Deposit aggregating focus/strategy. Banking for
Homeowner Associations and Property Managers. Offer
deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvements
financing. Significant lending capacity to target large credits. Yacht
Lending $202MM Loans Yacht financing for larger vessels,
transaction range is $750k -$7.5MM. Brokered oriented business,
3 vendor approved brokers. Member of the National Marine
Lenders Association. Launched this new vertical in 2022. Balances as of March 31, 2026. Differentiated Banking Product Offerings
and Services Specialty banking products, services and solutions designed for small businesses, homeowner associations, law firms, medical practices and other professional services firms, yacht lending and global banking services Correspondent Banking $257MM Deposits
/ $129MM Loans Comprehensive range of both domestic and
international services with the latest in technology to ensure quick processing.
Focus on Caribbean and Latin American countries. Correspondent banking services include letters of credit, foreign collections, wire transfers, ForEx and trade finance. SBA / Small Business Lending
$60MM Loans Relationship-oriented business focused on delivering fast loan commitments to small and medium-sized enterprises. Predominately small business line of
credits and CD secured loans. Affordable SBA loan provider. Approved by the SBA to participate in the Preferred Lenders Program.
(1) Effective 4th quarter 2025, the Private Client Group vertical now includes balances for the entire business unit, encompassing not only some Jurist Advantage and Health Industry sectors, but also other professional and affluent client segments. Accordingly, balances presented for PCG reflect the full scope of the business unit, rather than select sectors as previously reported. When evaluating
period-over-period trends, please consider this expanded scope.
18

APPENDIX - LOAN PORTFOLIO MIX Loan Portfolio Mix (1) As
of 03/31/26 CRE Loan Portfolio (non-owner occupied and owner occupied) (5) in this slide the CRE Loan Mix sum and Loan
Portfolio Mix sum must be updated manually $1,260MM CRE Loan
Mix $2,234MM (4) Commentary Total loan balance
at quarter end was $2,234 million (4). Commercial Real Estate (owner occupied and non-owner occupied) was 56.4% or $1,260 million of the total loan portfolio. CRE mix is diversified and granular.
Retail non-owner occupied makes up 26% of total CRE or $326.9 million
.
(1) Balance in millions.
Excludes deferred fees/cost. (2) LTV - Loan to value ratio.
(3) DSCR - Debt service coverage ratio. (4) Excludes deferred fees/cost (5) Includes loan types: office, warehouse, retail, and other 19

APPENDIX - SECURITIES PORTFOLIO Portfolio Composition
CMO MBS CMBS SBA Agency Municipalities Corporate Bank
Subordinated Debt 3% 28% 15% 39% 7% 5% 1% 2% Commentary
Securities portfolio totaled $427.1 million; 64.9% of the portfolio is classified as AFS, while 35.1% is classified as HTM. The modified duration is 5.2 and the average life is 6.1 years. Duration has increased because we have purchased longer-duration bonds to protect the balance sheet from expected lower interest rates. We expect
to receive $34.2 million from the securities portfolio for the remainder of 2026, at current rates; these cashflows will support loan growth and/or deposit volatility. 81% of the portfolio is invested in agency mortgage-backed securities, boosting liquidity. EOP for Balance
Sheet amounts, in millions Securities Portfolio Key Metrics Metrics as of 03/31/2026 Securities portfolio $ 427.1 AFS as %
of portfolio 64.9% HTM as % of portfolio 35.1% Qtr. weighted avg. port. yield 3.05% Average life 6.1 Modified duration 5.2 Estimated
Short Term Cashflows -100 Base +100 2026 $69.5 $34.2
$48.1 2027 $62.5 $35.7 $49.8 2028 $45.3 $27.5 $41.3 2029 $35.7
$22.6 $35.1 Total Cashflow $213.1 $120.0 $174.4 Total
Cashflow / Total Portfolio 44% 25% 36% 20

APPENDIX - INTEREST RATE SENSITIVITY Loan Portfolio
Repricing Profile by Rate Type Hybrid ARM 4% Fixed
Rate 37% Variable Rate 59% 37% 8% 55% Loan Repricing
Schedule Variable/Hybrid Rate Loans 21% 54% 16% 9% 0-1yrs.
1-2 yrs 2-3 yrs. 3 yrs. Static NII Simulation Year 1 & 2
Net Interest Income change from base ($ in thousands and % change)
Year 1 Year 2 1.9% -2.1% -100 +100 -100 +100 21

CONTACT INFORMATION LOU DE LA AGUILERA
Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com
ROB ANDERSON EVP, Chief Financial Officer (305)
715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS
InvestorRelations@uscentury.com 22